STRONG ASIA PACIFIC FUND
                       STRONG GLOBAL HIGH-YIELD BOND FUND
                         STRONG INTERNATIONAL BOND FUND
                        STRONG INTERNATIONAL STOCK FUND
                       STRONG SHORT-TERM GLOBAL BOND FUND

     Supplement to Statement of Additional Information dated March 1, 1998

Effective May 22, 1998, Mr. David Lui became the portfolio manager of the Strong International Stock Fund. The following information modifies the existing description about portfolio management of the International Stock Fund found on pages 51-52 of the Statement of Additional Information under the heading "Portfolio Management - International Stock and Asia Pacific Funds."

The Strong International Stock Fund's manager selects stocks using a top-down approach that emphasizes three key elements: country allocation, currency management, and stock selection.

- COUNTRY ALLOCATION-By focusing on factors such as a country's: (i) gross domestic product ("GDP") growth rate; (ii) political landscape; (iii) market liquidity; and (iv) fiscal and monetary environments.
- CURRENCY MANAGEMENT-By focusing on factors such as a country's: (i) relative interest rates; (ii) relative GDP growth rate; (iii) relative inflation rate; and (iv) currency supply and demand.
- STOCK SELECTION-By researching stocks through (i) information gathering including one-on-one meetings with company senior executives; and (ii) information analysis including use of various earnings models to identify companies with one or more of the following attributes:
      - rising revenue
      - expanding operating margins
      - earnings per share growth rate exceeding profits and earnings ratio
      - quality management with demonstrated consistent revenue and profit growth.

The manager also evaluates the liquidity of a market or stock before investing-that is, he focuses on those where the flow of investments in and out is relatively free. As a way of controlling costs and improving shareholders' after-tax return, the manager intends to keep turnover low. When a stock's negative factors outweigh its positive ones, the manager may sell it.

  The date of this Statement of Additional Information Supplement is June 25,
                                     1998.